EXHIBIT 32.0

                   SECTION 1350 CERTIFICATION

     In connection with the Quarterly Report of Home Federal Bancorp, Inc. of Louisiana (the "Company") on Form 10-QSB for the period ending March 31, 2006 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), each of Daniel R. Herndon, President and Chief Executive Officer, and Clyde D. Patterson, Executive Vice President (principal financial officer), of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)       The Report fully complies with the requirements of
          Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


          Date: May 15, 2006       /s/ Daniel R. Herndon
                                   -------------------------------------
                                   Daniel R. Herndon
                                   President and Chief Executive Officer



          Date: May 15, 2006       /s/ Clyde D. Patterson
                                   -------------------------------------
                                   Clyde D. Patterson
                                   Executive Vice President
                                   (principal financial officer)

     A signed original of this written statement required by
Section 906 of the Sarbanes-Oxley Act has been provided to Home Federal Bancorp, Inc. of Louisiana and will be retained by Home Federal Bancorp, Inc. of Louisiana and furnished to the Securities and Exchange Commission or its staff upon request.